UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 1-6615

Delaware	95-2594729
(State or Other Jurisdiction Incorporation)	(IRS Employer No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement

Uniwheels Acquisition

On March 23, 2017, Superior Industries International, Inc. (NYSE: SUP) (“Superior”), announced that it had entered into various agreements to commence a tender offer to acquire Uniwheels AG, a German stock corporation (Aktiengesellschaft) that is listed on the Warsaw Stock Exchange (“Uniwheels”), through a newly-formed, wholly-owned subsidiary (the “Acquisition”). The Acquisition will be effected through a multi-step process as more fully described below.

In the first step of the Acquisition, on March 23, 2017, Superior obtained a commitment from the owner of approximately 61% of the outstanding stock of Uniwheels, Uniwheels Holding (Malta) Ltd. (the “Significant Holder”), evidenced by an irrevocable undertaking agreement (the “Undertaking Agreement”) to tender such stock in the second step of the Acquisition. In connection with the Undertaking Agreement, on March 23, 2017: (i) Superior entered into a business combination agreement with Uniwheels (the “Combination Agreement”) pursuant to which, subject to the provisions of the German Stock Corporation Act (AktG), Uniwheels and its subsidiaries undertook to, amongst other things, cooperate with the financing of the Acquisition; and (ii) Superior and the Significant Holder entered into a guarantee and indemnification agreement pursuant to which Superior will hold the Significant Holder harmless for claims that may arise relating to its involvement with Uniwheels (the “Indemnification Agreement”).

In the second step of the Acquisition, Superior will commence a tender offer (the “Tender Offer” and all of the documents, schedules and exhibits related thereto as are required to effect the Tender Offer, including the Undertaking Agreement, the Combination Agreement and the Indemnification Agreement, as each may be amended, modified, supplemented or waived from time to time, the “Tender Documents”), pursuant to which, Superior will offer to purchase all (but not less than 75% of) the outstanding stock of Uniwheels and, upon the consummation of the Tender Offer, will purchase the stock of the Significant Holder along with all other stock of Uniwheels tendered pursuant to the Tender Offer (the “Tender Effectiveness”). The aggregate equity purchase price of the Acquisition, assuming all outstanding shares of Uniwheels are tendered in the Tender Offer, will be approximately $715 million.

Superior and Uniwheels each have made customary representations, warranties and covenants in the Tender Documents, including, among others, covenants by Uniwheels to, subject to certain exceptions, conduct its business in the ordinary course during the period between the execution of the Tender Documents and the closing of the Acquisition.

The Undertaking Agreement and Combination Agreement are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The Indemnification Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The above descriptions of the material terms of the Undertaking Agreement, the Combination Agreement and the Indemnification Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 2.1, 2.2 and 10.1.

Equity Financing

On March 22, 2017, Superior and TPG Growth III Sidewall, L.P. (the “Investor”) entered into an Investment Agreement (the “Investment Agreement”) pursuant to which, upon the Tender Effectiveness, Superior will issue a number of shares of Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) and Series B Redeemable Preferred Stock (the “Series B Preferred Stock”) to the Investor for an aggregate purchase price of $150 million (the “Investment”). The number of shares of Series A Preferred Stock to be issued by Superior will be equal to 19.99% of the shares of Superior common stock outstanding upon the closing of the Investment and the remainder of the preferred stock to be issued by Superior pursuant to the Investment Agreement will be issued in the form of Series B Preferred Stock. The Series A Preferred Stock is convertible into Superior common stock and the Series B Preferred Stock is not convertible into Superior common stock. Superior has undertaken to hold a special meeting of stockholders within 120 days after the closing of the Investment for the purposes of approving the conversion of the Series B Preferred Stock into Series A Preferred Stock. In addition, upon the closing of the Investment, the board of directors of Superior (the “Board”) will increase the size of the Board by one director and the Investor will be entitled to designate one director for one election to the Board.

The Investment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein. The above description of the material terms of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2.

Debt Financing

On March 22, 2017, Superior entered into a $550 million senior secured credit facility, which will be funded upon the Tender Effectiveness, consisting of a $150 million senior secured revolving credit facility and a $400 million senior secured term loan facility between Superior, Citibank, N.A., as Administrative Agent, and the Lenders party thereto (the “Credit Agreement”). In addition, on March 22, 2017, Superior entered into a €240 million senior unsecured credit facility pursuant to a Bridge Credit Agreement between Superior, Citibank, N.A., as Administrative Agent, and the Lenders party thereto (the “Bridge Credit Agreement and, together with the Credit Agreement, the “Debt Financing Agreements”). Funds obtained under the Debt Financing Agreements will principally be used to fund, directly or indirectly, the payment of the consideration for the Acquisition pursuant to the terms and conditions of the Tender Documents.

The Credit Agreement and the Bridge Credit Agreement are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The above descriptions of the material terms of the Credit Agreement and the Bridge Credit Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.3 and 10.4.

Item 7.01.	Regulation FD Disclosure.

On March 23, 2017, Superior held an investor conference call regarding the Acquisition. The presentation used for such conference call is attached as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing.

Item 8.01.	Other Events.

On March 23, 2017, Superior issued a press release announcing the Acquisition, which is attached as Exhibit 99.2 and is hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

2.1	Undertaking Agreement, dated as of March 23, 2017, between Superior Industries International, Inc. and Uniwheels Holding (Malta) Ltd.

2.2	Combination Agreement, dated March 23, 2017, between Superior Industries International, Inc. and Uniwheels AG.

10.1	Indemnification Agreement, dated March 23, 2017, between Superior Industries International, Inc. and Uniwheels Holding (Malta) Ltd.

10.2	Investment Agreement, dated March 22, 2017, between Superior Industries International, Inc., and TPG Growth III Sidewall, L.P.

10.3	Credit Agreement, dated March 22, 2017, among Superior Industries International, Inc., Citibank, N.A., as Administrative Agent, and the Lenders party thereto.*

10.4	Bridge Credit Agreement, dated March 22, 2017, among Superior Industries International, Inc., Citibank, N.A., as Administrative Agent, and the Lenders party thereto.*

99.1	Investor Presentation of Superior Industries International Inc., dated March 23, 2017.

99.2	Press Release of Superior Industries International Inc., dated March 23, 2017.

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Date: March 24, 2017	By:	/s/ Kerry A. Shiba
Kerry A. Shiba
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

2.1	Undertaking Agreement, dated as of March 23, 2017, between Superior Industries International, Inc. and Uniwheels Holding (Malta) Ltd.

2.2	Combination Agreement, dated March 23, 2017, between Superior Industries International, Inc. and Uniwheels AG.

10.1	Indemnification Agreement, dated March 23, 2017, between Superior Industries International, Inc. and Uniwheels Holding (Malta) Ltd.

10.2	Investment Agreement, dated March 22, 2017, between Superior Industries International, Inc., and TPG Growth III Sidewall, L.P.

10.3	Credit Agreement, dated March 22, 2017, among Superior Industries International, Inc., Citibank, N.A., as Administrative Agent, and the Lenders party thereto.*

10.4	Bridge Credit Agreement, dated March 22, 2017, among Superior Industries International, Inc., Citibank, N.A., as Administrative Agent, and the Lenders party thereto.*

99.1	Investor Presentation of Superior Industries International Inc., dated March 23, 2017.

99.2	Press Release of Superior Industries International Inc., dated March 23, 2017.

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.